FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the "Amendment"), dated as of October 25, 2006, amending certain provisions contained in the Securities Purchase Agreement (the "Purchase Agreement"), dated as of August 9, 2006, by and among SpatiaLight, Inc., a New York corporation (the "Company") and each of the purchasers identified on the signature pages thereto (each, a “Purchaser” and collectively, the “Purchasers”).

WITNESSETH:

WHEREAS, by that certain Purchase Agreement among the Company and the Purchasers, the Company agreed to sell to Purchasers, and Purchasers agreed to purchase from the Company, the Shares, as more particularly described in the Purchase Agreement; and

WHEREAS, Purchasers and the Company mutually desire to amend the Purchase Agreement on the terms and conditions hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the mutual receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

2.  Additional Offering. Section 4.14 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

Within thirty (30) days after the Closing, the Company shall prepare and file with the Commission a registration statement providing for the Company to, amongst other things, have the ability to offer and issue subscription rights to purchase a minimum of $20,000,000 of Common Stock (the “Shelf Registration Statement”). The Shelf Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register on Form S-3, such registration shall be on another appropriate form in accordance herewith). The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof. Within 30 days of the Shelf Registration Statement being declared effective under the Securities Act (such 30th day being the “Additional Financing Deadline”), the Company agrees that it shall issue subscription rights to purchase at least $20,000,000 of Common Stock to its then current holders of Common Stock (the “Subscription Rights Offering”); provided, however, (i) if the Company obtains, after the Closing but before the Additional Financing Deadline, additional financing in the aggregate amount of at least $1,000,000, but less than $3,000,000 by offering and selling securities pursuant to the Shelf Registration Statement or otherwise, then the Additional Financing Deadline shall be extended for an additional 30 days (the last day of the extension in each of clauses (i) through (iii) being the “Final Offering Deadline”); (ii) if the Company obtains, after the Closing but before the Additional Financing Deadline, additional financing in the aggregate amount of at least $3,000,000, but less than $5,000,000 by offering and selling securities pursuant to the Shelf Registration Statement or otherwise, then the Additional Financing Deadline shall be extended for an additional number of days equal to 30 plus the product (rounded to the nearest integer) of (x) the fraction whose numerator is equal to the amount of money raised minus $3,000,000 and whose denominator is equal to $2,000,000, and (y) 30, (iii) if the Company obtains, after the Closing but before the Additional Financing Deadline, additional financing in the aggregate amount of at least $5,000,000 by offering and selling securities pursuant to the Shelf Registration Statement or otherwise, then the Additional Financing Deadline shall be extended for an additional 60 days; (iv) if the Company obtains, after the Closing but before the Final Offering Deadline, additional financing in the aggregate amount of at least $10,000,000 by offering and selling securities pursuant to the Shelf Registration Statement or otherwise, then the Company shall not be required to commence the Subscription Rights Offering. Furthermore, and notwithstanding the foregoing, in the event that the Company obtains, after the Closing but before the Additional Financing Deadline, additional financing in the aggregate amount of at least $5,000,000, but less than $10,000,000, by offering and selling securities pursuant to the Shelf Registration Statement or otherwise, the Company shall only be required to raise, pursuant to the subscription rights offering described in this Section 4.14, only an amount equal to the difference between $20,000,000 and such amount raised by the Additional Financing Deadline.

3.  Counterparts. This Amendment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any facsimile signature or signature by electronic transmission attached hereto shall be deemed to be an original and shall have the same force and effect as an original signature.

4.  Effect of Amendment. Except as otherwise expressly amended and modified by this Amendment, the provisions of the Purchase Agreement remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. Whenever the Purchase Agreement is referred to in the Purchase Agreement or in any other agreement, document or instrument, such reference shall be deemed to be to the Purchase Agreement as amended by this Amendment.

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SIGNATURE PAGE TO FIRST AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, each of the Company and the Purchasers has executed or caused this Amendment to be executed by their respective officers thereunto duly authorized, in each case, as of the date first written above.

SPATIALIGHT, INC.	Address for Notice:
By:/s/ David F. Hakala Name: David F. Hakala Title: Chief Operating Officer	5 Hamilton Landing, Suite 100 Novato, CA 94949

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

WELLINGTON MANAGEMENT COMPANY,LLP an investment adviser on behalf of the Entities on the attached Schedule A. By:/s/ Sara Lou Sherman Name: Sara Lou Sherman Title: Vice president and Counsel	Address for Notice: c/o: Wellington Management Company LLP Attention:Steve Hoffman 75 State Street Boston, MA 02109